UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report

December 9, 2013

(Date of earliest event reported)

BREITLING ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-50541	88-0507007
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1910 Pacific Avenue, Suite 12000

Dallas, Texas 75201

(Address of principal executive offices, including zip code)

(214) 716-2600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

710 N. Post Oak Road, Suite, 410

Houston, Texas 77024

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K (the “Original Report”) filed by Breitling Energy Corporation (formerly Bering Exploration, Inc.) (the “Company”) with the Securities and Exchange Commission on December 9, 2013. The Original Report is being amended by this Amendment to include the audited and unaudited financial statements and other information required by Item 9.01 of Form 8-K concerning our acquisition on December 9, 2013 of the assets of Breitling Oil and Gas Corporation and Breitling Royalties Corporation. In addition, information concerning the Company’s plans has been added to Item 2.01 and information concerning a change in the Company’s fiscal year has been added to Section 5.03. No other amendments to the Form 8-K are being made by this Amendment.

Item 2.01	Completion of Acquisition of Disposition of Assets.

Business Strategy

We are an oil and gas exploration and production company that acquires and develops lower risk onshore oil and gas operated and non-operated working interests and royalty interests in proven basins in the United States, such as the Bakken / Three Forks Sanish formations located in North Dakota, the Wolfcamp / Devonian formations located in the Permian Basin and the Mississippi Lime and Hunton / Woodford / Cleveland formations located in Oklahoma.

Our exploration activities are focused on adding profit generating production to existing core areas and increasing our current non-operation positions.

Our primary goal is to increase shareholder value by increasing the value of acquired properties through a combination of exploitation, drilling and proven engineering extraction practices.

As part of our corporate strategy, we believe in the following fundamental principles:

•	Expand our direct operations through acquisition of operated working interests.

•	Maximize the value of our properties by increasing production and reserves while controlling cost.

•	Maintain a highly competitive team of experienced and incentivized personnel and engineers.

•	Acquire properties where we believe additional value can be created through secondary and tertiary recovery operations and a combination of other exploitation, development, exploration and marketing techniques.

Our goal is to build long-term shareholderholder value by growing reserves and production revenues in a cost-efficient manner. To accomplish our goal, we plan to carry out a balanced program of (1) developing our properties, and expanding into other areas (2) operating as a low-cost producer, (3) pursuing strategic, complementary acquisitions and (4) maintaining financial flexibility. The following are key elements of our strategy:

•	Develop our properties. Operations and investment opportunities are focused on exploratory and developmental drilling onshore in the U.S. in major plays such as the Permian Basin, Eagle Ford, Marcellus, Utica, Granite Wash, Cleveland, Hunton, Mississippi Lime, Bakken, Lower Hope Lime and Three Forks unconventional liquids plays.

•	Operate our properties as a low-cost producer. We strive to minimize our operating costs by concentrating our assets within geographic areas where we can consolidate operating control and, thus, create operating efficiencies. We continue to develop our operations in Texas, Oklahoma, and Kansas.

•	Acquire strategic, complementary asset. We target the acquisition of assets in oil & gas fields which display long-lived, high-quality production, heavily weighted in oil and/or liquids rich natural gas production. We evaluate acquisitions based on decline profiles, reserve life and seek to take advantage of any operational in-efficiencies of the target operator. We predominantly value the target’s discounted cash flows from its proved developed producing category.

Oil and Gas Leases and Wells

Our 1,426 oil and gas lease properties consist of approximately 999 proved locations, 291 probable locations, and 136 possible locations, which are primarily held by production. The properties comprise approximately 607 producing wells as of December of 2013. Our asset base is primarily comprised of rights to the revenue interest. A summary reserve report concerning our properties as of December 31, 2012 is included herein as Exhibit 99.4.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 11, 2014, our Board of Directors approved a change in the fiscal year end from March 31 to a calendar year end of December 31.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

•	Report of Independent Registered Public Accounting Firm

•	Combined Balance Sheets of Breitling Oil & Gas Corporation and Breitling Royalties Corporation (collectively “Breitling Energy Companies”) as of December 31, 2012 and 2011 (audited) and as of September 30, 2013 (unaudited)

•	Combined Statements of Operations for Breitling Energy Companies for each of the two years in the period ended December 31, 2012 (audited) and for the nine months ended September 30, 2012 and 2013 (unaudited)

•	Combined Statements of Changes in Stockholders’ Equity (Deficit) for Breitling Energy Companies for each of the two years in the Period Ended December 31, 2012 (audited) and for the nine months ended September 30, 2013 (unaudited)

•	Combined Statements of Cash Flows for Breitling Energy Companies for each of the two years in the period ended December 31, 2012 (audited) and for the nine months ended September 30, 2012 and 2013 (unaudited)

•	Notes to Combined Financial Statements

(b) Pro forma financial information.

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet of Breitling Energy Corporation as of December 31, 2013

•	Unaudited Pro Forma Condensed Consolidated Statements of Income of Breitling Energy Corporation for the year ended December 31, 2012 and for the nine months ended September 30, 2013

•	Notes to Unaudited Pro Forma Financial Statements of Breitling Energy Corporation

(d) Exhibits.

No.	Exhibit

99.2	Combined Financial Statements of Breitling Oil and Gas Corporation and Breitling Royalties Corporation.

99.3	Pro Forma Financial Statements reflecting acquisition of Breitling Oil and Gas Corporation and Breitling Royalties Corporation

99.4	Reserve Report Summary prepared by Mire & Associates, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BREITLING ENERGY CORPORATION
February 14, 2014

	By:	/s/ Chris Faulkner
	Name:	Chris Faulkner
	Title:	President and Chief Executive Officer

Exhibit Index

No.	Exhibit

99.2	Combined Financial Statements of Breitling Oil and Gas Corporation and Breitling Royalties Corporation.

99.3	Pro Forma Financial Statements reflecting acquisition of Breitling Oil and Gas Corporation and Breitling Royalties Corporation

99.4	Reserve Report Summary prepared by Mire & Associates, Inc.